UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2017, originally filed with the Securities and Exchange Commission on February 22, 2018 (Accession Number 0001193125-18-054106) solely to correct the Report of Independent Registered Public Accounting Firm (the “Report”) with respect to the annual report for the AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (the “Portfolios”), each a portfolio of the registrant, by replacing the Report that was included in the original filing with a revised Report that reflects the Report that was mailed to beneficial owners of the Portfolios. Other than the aforementioned, no other information or disclosures contained in the registrant’s Form N-CSR filed on February 22, 2018 are being amended by this Form N-CSR/A.

Items 1 (supplemented further herein) through 12(a)(2) to this Form N-CSR/A are incorporated by reference to the Form N-CSR filed on EDGAR on February 22, 2018 (Accession Number 0001193125-18-054106).

Supplement dated March 26, 2018 to the Annual Report for the AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio, each a portfolio of the Registrant, dated December 31, 2017 (the “Annual Report”)

This Supplement replaces the Report of Independent Registered Public Accounting Firm in the Annual Report for the Portfolios identified above and should be read in conjunction with the Annual Report.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Advanced Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027 (commenced operations January 4, 2016), AST Bond Portfolio 2028 (commenced operations January 3, 2017), AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year (or period since commencement of operations) then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five- year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 16, 2018